FLEXSHARES TRUST

FlexShares® US Quality Large Cap Index Fund

FlexShares® STOXX® Global Broad Infrastructure Index Fund

FlexShares® Global Quality Real Estate Index Fund

FlexShares® Real Assets Allocation Index Fund

FlexShares® Quality Dividend Index Fund

FlexShares® Quality Dividend Defensive Index Fund

FlexShares® Quality Dividend Dynamic Index Fund

FlexShares® International Quality Dividend Index Fund

FlexShares® International Quality Dividend Defensive Index Fund

FlexShares® International Quality Dividend Dynamic Index Fund

SUPPLEMENT DATED OCTOBER 25, 2016 TO

SUMMARY PROSPECTUSES DATED MARCH 1, 2016, AS SUPPLEMENTED JUNE 21, 2016

Michael O’Connor is no longer a portfolio manager of the above listed Funds. All references to Mr. O’Connor in the Summary Prospectus, as supplemented June 21, 2016, are hereby deleted. Robert Anstine and Brendan Sullivan will continue to manage the above listed Funds.

Please retain this Supplement with your Summary Prospectus for future reference.